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                                                                    EXHIBIT 99.5

Feb-2001                            1995-C                               Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $3,417,370,236.31
Beginning of the Month Finance Charge Receivables:              $174,608,577.11
Beginning of the Month Discounted Receivables:                            $0.00
Beginning of the Month Total Receivables:                     $3,591,978,813.42

Removed Principal Receivables:                                            $0.00
Removed Finance Charge Receivables:                                       $0.00
Removed Total Receivables:                                                $0.00

Additional Principal Receivables:                                         $0.00
Additional Finance Charge Receivables:                                    $0.00
Additional Total Receivables:                                             $0.00

Discounted Receivables Generated this Period:                             $0.00

End of the Month Principal Receivables:                       $3,359,800,772.00
End of the Month Finance Charge Receivables:                    $176,434,172.53
End of the Month Discounted Receivables:                                  $0.00
End of the Month Total Receivables:                           $3,536,234,944.53

Special Funding Account Balance                                           $0.00
Aggregate Invested Amount (all Master Trust II Series)        $2,300,000,000.00
End of the Month Transferor Amount                            $1,059,800,772.00
End of the Month Transferor Percentage                                   31.54%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                       $80,435,470.14
     60-89 Days Delinquent                                       $61,160,988.34
     90+ Days Delinquent                                        $121,901,390.32

     Total 30+ Days Delinquent                                  $263,497,848.80
     Delinquent Percentage                                                7.45%

Defaulted Accounts During the Month                              $26,064,253.73
Annualized Default Percentage                                             9.15%


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Feb-2001                            1995-C                               Page 2


Principal Collections                                           $381,896,977.48
Principal Payment Rate                                                   11.18%

Total Payment Rate                                                       12.02%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                            $322,000,000.00
     Class B Initial Invested Amount                             $28,000,000.00
                                                                ---------------
TOTAL INITIAL INVESTED AMOUNT                                   $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                    $368,000,000.00
     Class B Invested Amount                                     $32,000,000.00
                                                                ---------------
TOTAL INVESTED AMOUNT                                           $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           11.70%

PRINCIPAL ALLOCATION PERCENTAGE                                          11.70%

MONTHLY SERVICING FEE                                               $500,000.00

INVESTOR DEFAULT AMOUNT                                           $3,050,796.60

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                   92.00%

     Class A Finance Charge Collections                           $5,855,956.81
     Other Amounts                                                        $0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $5,855,956.81

     Class A Monthly Interest                                     $1,668,317.78
     Class A Servicing Fee                                          $460,000.00
     Class A Investor Default Amount                              $2,806,732.87

TOTAL CLASS A EXCESS SPREAD                                         $920,906.16

REQUIRED AMOUNT                                                           $0.00
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Feb-2001                            1995-C                               Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.00%

     Class B Finance Charge Collections                             $509,213.64
     Other Amounts                                                        $0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $509,213.64

     Class B Monthly Interest                                       $148,182.22
     Class B Servicing Fee                                           $40,000.00

TOTAL CLASS B EXCESS SPREAD                                         $321,031.42

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $1,241,937.58

     Excess Spread Applied to Required Amount                             $0.00

     Excess Spread Applied to Class A Investor Charge Offs                $0.00

     Excess Spread Applied to Class B Interest, Servicing
     Fee, and Default Amount                                        $244,063.73

     Excess Spread Applied to Class B Reductions of Class
     B Investe                                                            $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee            $24,888.88

     Excess Spread Applied to Cash Collateral Account                     $0.00

     Excess Spread Applied to Reserve Account                             $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                      $972,984.97

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                   $0.00

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Feb-2001                            1995-C                               Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                $0.00

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                             $0.00

     Excess Finance Charge Collections applied to
     Required Amount                                                      $0.00

     Excess Finance Charge Collections applied to
     Class A Investor Charge Offs                                         $0.00

     Excess Finance Charge Collections applied to
     Class B Interest, Servicing Fee, and Default Items                   $0.00

     Excess Finance Charge Collections applied to Reductions of
     Class B Invested Amount                                              $0.00

     Excess Finance Charge Collections applied to
     Monthly Cash Collateral Fee                                          $0.00

     Excess Finance Charge Collections applied to
     Cash Collateral Account                                              $0.00

     Excess Finance Charge Collections applied to
     Reserve Account                                                      $0.00

     Excess Finance Charge Collections applied to
     other amounts owed Cash Collateral Depositor                         $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                             7.84%
    Base Rate (Prior Month)                                               8.15%
    Base Rate (Two Months Ago)                                            8.98%
                                                                          ----
THREE MONTH AVERAGE BASE RATE                                             8.32%

    Portfolio Yield (Current Month)                                       9.94%
    Portfolio Yield (Prior Month)                                        12.81%
    Portfolio Yield (Two Months Ago)                                     12.49%
                                                                         -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                      11.75%
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Feb-2001                            1995-C                               Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

     Class A Principal Collections                               $41,124,630.33

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

     Class B Principal Collections                                $3,576,054.82

TOTAL PRINCIPAL COLLECTIONS                                      $44,700,685.15

INVESTOR DEFAULT AMOUNT                                           $3,050,796.60

REALLOCATED PRINCIPAL COLLECTIONS                                         $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                         $0.00

CLASS A ACCUMULATION
     Controlled Accumulation Amount                                       $0.00
     Deficit Controlled Accumulation Amount                               $0.00
CONTROLLED DISTRIBUTION AMOUNT                                            $0.00

CLASS B ACCUMULATION
     Controlled Accumulation Amount                                       $0.00
     Deficit Controlled Accumulation Amount                               $0.00
CONTROLLED DISTRIBUTION AMOUNT                                            $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                $47,751,481.75

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                              $0.00
CLASS B INVESTOR CHARGE OFFS                                              $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                   $0.00

CASH COLLATERAL ACCOUNT
-----------------------

     Required Cash Collateral Amount                             $52,000,000.00
     Available Cash Collateral Amount                            $52,000,000.00
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Feb-2001                            1995-C                               Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

     Class A Interest Rate Cap Payments                                   $0.00
     Class B Interest Rate Cap Payments                                   $0.00

TOTAL DRAW AMOUNT                                                         $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                           $0.00




                                           First USA Bank, National Association
                                           as Servicer

                                           By:  /s/ Tracie Klein
                                              ---------------------------------
                                                    Tracie H. Klein
                                                    First Vice President